EXHIBIT  10.1

                           DIAMOND HOME SERVICES, INC.
                       FIRST AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank         Bank of America National Trust and Savings
Chicago, Illinois                     Association
                                      Chicago, Illinois
LaSalle National Bank
Chicago, Illinois

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of April 20, 1998, as amended by that certain letter agreement dated as of April 23, 1998 (such Credit Agreement as so amended being hereinafter referred to as the "Credit Agreement"), and currently in effect by and among, Diamond Home Services, Inc., a Delaware corporation (the "Company"), and you (the "Lenders"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         The Company has requested that the Lenders (i) amend a certain definition contained in the Credit Agreement and (ii) waive a certain financial covenant contained in the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

1.           AMENDMENT.

         Subject to the  satisfaction  of the conditions  precedent set forth in
Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

       1.01. The portion of the first sentence up to the term "provided" in the definition of "Applicable Margin" appearing in Section 5.1 of the Credit Agreement is hereby amended and as so amended shall be restated to read as follows:

           "`Applicable   Margin'   means,   with   respect   to   Loans,
           Reimbursement Obligations, and the Revolving Credit Commitment
           fees and letter of credit fees payable under Section 2.1 hereof, from the date of this Agreement through the first Pricing Date the rate per annum specified below: Applicable
           Margin for Base Rate Loans and Reimbursement Obligations:      0.75%
           Applicable Margin for Eurodollar Loans                         2.50%
           Applicable Margin for Revolving Credit Commitment fee:         0.375%
           Applicable Margin for letter of credit fee:                    2.00%"

2.           WAIVER.

         The Company is currently not in compliance with Section 8.26(a) of the Credit Agreement (which requires the Company maintain a certain minimum EBITDA) for its fiscal quarter ending on or about June 30, 1998. In accordance with the request of the Company, subject to satisfaction of the conditions precedent set forth in Section 3 below, the Lenders hereby waive compliance with such Section 8.26(a). The foregoing does not waive compliance with Section 8.26(b) or any other terms, conditions and provisions of the Credit Agreement.

3.           CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to its acceptance by the Lenders and the Material Subsidiaries in the spaces provided for that purpose below (the date of such acceptance being hereinafter referred to as the "Effective Date"). Without limiting the generality of the foregoing, the modifications to the Credit Agreement effected by this Amendment shall be effective as of (but not before) the Effective Date.

4.           REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Lenders that as of the date upon which this Amendment becomes effective, after giving effect to this Amendment, the Company is in full compliance with all of the terms and conditions of the Credit
Agreement, as amended hereby, and no Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

5.           MISCELLANEOUS.

       5.01. Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

       5.02. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

       5.03. The Company agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Lenders in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Agent with respect to the foregoing.




         Dated as of August __, 1998.

                                       DIAMOND HOME SERVICES, INC.
                                       By  /s/ Diamond Home Services, Inc.
                                       Its

         Accepted and agreed to in Chicago, Illinois as of the date and year last above written.

                    HARRIS TRUST AND SAVINGS BANK

                    By /s/ Harris Trust and Savings Bank
                    Its      Vice President


                    LASALLE NATIONAL BANK

                    By  /s/ LaSalle National Bank
                    Its

                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
                       (successor by merger to Bank of America Illinois)

                    By /s/ Bank of America National Trust and
                             and Savings Association
                    Its



                               GUARANTORS' CONSENT

         The undersigned, the Material Subsidiaries of the Company, have heretofore executed and delivered to the Lenders a Guaranty dated April 20, 1998 and hereby consent to the Amendment to the Credit Agreement as set forth above and confirm that their Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

                                      DIAMOND ACQUISITION CORP.

                                      By  /s/ Diamond Acquisition Corp.
                                      Name
                                      Title


                                      REEVES SOUTHEASTERN CORPORATION

                                      By  /s/ Reeves Southeastern Corporation
                                      Name
                                      Title

                                      FORELINE SECURITY CORPORATION

                                      By  /s/ Foreline Security Corporation
                                      Name
                                      Title

                                      DIAMOND EXTERIORS, INC.

                                      By  /s/ Diamond Exteriors, Inc.
                                      Name
                                      Title


                                      ARQUISE FINANCIAL SERVICES, INC.

                                      y /s/ Marquise Financial Services, Inc.
                                      Name
                                      Title

                                      REEVES SOUTHEASTERN REALTY, INC.

                                      By  /s/ Reeves Southeastern Realty, Inc.
                                      Name
                                      Title